SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

220 East 42nd Street
New York, NY 10017-5891

___________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September __, 2005
___________________

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of The Value Line Special Situations Fund, Inc. (the “Fund”), a Maryland corporation, will be held at the offices of the Fund, 220 East 42nd Street, 6th Floor, New York, New York on September __, 2005 at 10:00 a.m. for the following purposes:

1.	To approve or disapprove a reclassification of the Fund’s goal and principal investment strategy, as well as changes to the principal investment strategy.

2.	To approve or disapprove changes to certain fundamental investment policies.

3.	To approve or disapprove an amended and restated investment advisory agreement.

4.	To transact such other business which may properly come before the Meeting or any adjournment or adjournments thereof.

The close of business on July __, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

Please execute and return the enclosed proxy promptly in the envelope provided whether or not you intend to be present at the Meeting. You may revoke your proxy at any time before it is voted. No postage is required if the proxy is mailed in the United States.

By order of the President

David T. Henigson
Secretary

July __, 2005

THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

220 East 42nd Street
New York, NY 10017-5891

___________________

PROXY STATEMENT
___________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Value Line Special Situations Fund, Inc. (“we” or the “Fund”) to be used at the Fund’s Special Meeting of Shareholders (the “Meeting”) or any adjournment(s) thereof. The Meeting will be held on September __, 2005, at 10:00 a.m. local time at the offices of the Fund, 220 East 42nd Street, 6th Floor, New York, New York, for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Proxy Statement is being first mailed to shareholders on or about July __, 2005.

The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received and is properly executed. You may direct the proxy holders to vote your Fund shares by checking the appropriate “For” or “Against” box or instruct them not to vote those shares by checking the “Abstain” box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be vote “For” the Proposal. The duly appointed proxies may, in their discretion, vote upon such other maters as may properly come before the Meeting. Approval of Proposals 1, 2 and 3 requires an affirmative vote of a majority of the “outstanding voting securities” of the Fund, which, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means the vote of (1) 67% of more of the shares present at the Meeting if the holders or more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

One third of the shares outstanding on July __, 2005 (the “Record Date”), represented in person or by proxy, of the Fund must be present for the transaction of business at the Meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “For” such Proposal in favor of an adjournment and will vote those proxies required to be voted “Against” such Proposal against such adjournment. A shareholder vote may be taken on any one of the Proposals described in the Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, you are urged to forward your voting instructions promptly.

You may revoke your proxy with respect to the Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

At the close of business on the Record Date, there were _________ shares of Common Stock of the Fund outstanding. Each full share is entitled to one vote; fractional shares are entitled to a proportionate fractional vote. A listing of the owners of more than 5% of the shares of the Fund at the Record Date is set forth in Exhibit A.

Copies of the Fund’s most recent annual report have been sent to shareholders on or before the mailing of this Proxy Statement. Shareholders of the Fund may obtain, free of charge, copies of the Fund’s annual report by writing to the Fund, at 220 East 42nd Street, New York, NY 10017 or calling (800) 223-0818.

In addition, the Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a Web site that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates.

Value Line, Inc. (the “Adviser”), 220 East 42nd Street, New York, New York 10017, serves as the Fund’s investment adviser. Value Line Securities, Inc., at the same address, serves as the Fund’s distributor (the “Distributor”). State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund’s administrator.

The cost of preparing, assembling and mailing the proxy material and of soliciting proxies on behalf of the Board of Directors of the Fund (the “Board”) will be borne by the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally or by telephone by officers of the Fund and by employees of the Adviser (for which solicitation, no compensation will be paid). D.F. King & Co., Inc. has been retained by the Fund to assist in the solicitation of proxies. It is anticipated that the cost of using D.F. King & Co., Inc. will not exceed ______________.

PROPOSAL 1

APPROVE OR DISAPPROVE A
RECLASSIFICATION OF THE FUND’S GOAL AND PRINCIPAL
INVESTMENT STRATEGY AS WELL AS
CHANGES TO THE PRINCIPAL INVESTMENT STRATEGY

The Fund’s current goal is to seek long-term growth of capital. In addition, the Fund’s current principal investment strategy is to invest not less than 80% of the Fund’s net assets in a diversified portfolio of common stocks or equity securities convertible into common stock that the Fund categorizes as “special situations.” A “special situation” arises when an unusual development is taking place that we believe may cause a company’s securities to increase in value. In selecting securities for purchase or sale, we may rely on the Value Line Timeliness™ Ranking System.

The Fund’s goal and its principal investment strategy are classified as “fundamental” policies, which means that neither the goal nor the strategy can be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

The Board proposes reclassifying the Fund’s goal and principal investment strategy as non-fundamental, as discussed further below. The Board currently does not plan to modify the Fund’s goal but would have the flexibility to do so in the future without shareholder action.

The Board also proposes changing the Fund’s principal investment strategy to eliminate the “special situations” requirement, which will give the Fund more flexibility. Under the new strategy, the Fund would invest its net assets in equity securities of U.S. companies of all sizes. In addition, the Fund would change its name to “Value Line Premier Growth Fund, Inc.”

Reclassification of the Fund’s Goal and Principal Investment Strategy

While the Fund’s goal and principal investment strategy are fundamental investment policies, it is common for mutual funds to designate their investment objectives and principal strategies as non-fundamental in order that the Board can change the objectives and strategies to reflect changing market conditions without a shareholder vote. The Adviser and the Board have concluded that a change in investment strategy is desirable but are unable to implement such change without the cost and delay of a shareholders meeting. If this proposal is approved, the Board would be able to make similar changes in the future without a shareholder vote. At a meeting held on June 16, 2005, the Board determined that it was in the best interests of the Fund and its shareholders to change the classification of the Fund’s goal and principal investment strategy from fundamental policies to non-fundamental policies. Designating the Fund’s goal and principal investment strategy as non-fundamental will provide the Board with flexibility to respond to changing conditions in a manner it deems to be in the best interests of the Fund and its shareholders without incurring the cost of a proxy solicitation. Shareholders are being asked to approve the reclassification of the fundamental goal and fundamental principal investment strategy (as revised) as non-fundamental investment policies.

Proposed Investment Strategy

The Adviser has recommended the change in strategy for the Fund because it believes that the current approach is too restrictive and not reflective of the current opportunities in the marketplace. Consequently, the Adviser proposes that to achieve the Fund’s goal, at least 80% of the Fund’s net assets will be invested in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. There are no set limitations of investments according to a company’s size.

Failure to Approve Proposal 1

If Proposal 1 is not approved by the Fund’s shareholders, the Fund’s goal and principal investment strategy will continue to be fundamental investment policies, which may not be changed without shareholder approval. In addition, the Fund’s principal investment strategy will remain one of investing at least 80% of the Fund’s net assets in common stocks or equity securities convertible into common stock that the Fund characterizes as “special situations.”

THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED RECLASSIFICATION OF THE FUND’S GOAL AND PRINCIPAL INVESTMENT STRATEGY AND THE PROPOSED CHANGES TO THE PRINCIPAL INVESTMENT STRATEGY.
__________________________________________________

PROPOSAL 2

APPROVE OR DISAPPROVE CHANGES TO FUNDAMENTAL
INVESTMENT POLICIES

Proposal 2 is a series of proposals to change certain fundamental investment policies presently applicable to the Fund. We have described each proposal contained within Proposal 2 separately below.

The 1940 Act requires the Fund to have certain specific investment policies that can be changed only by vote of a majority of the outstanding voting securities of a Fund. These policies are often referred to as “fundamental” investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by the Fund as fundamental. Any policy designated by the Fund as “fundamental” may only be changed by a vote of a majority of the outstanding voting securities of the Fund.

Certain fundamental policies have been adopted in the past by the Fund to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Adviser reviewed all of the Fund’s fundamental policies with the following goals: (i) to simplify and modernize certain of the Fund’s policies that are required to be fundamental, (ii) to reclassify as non-fundamental or to eliminate certain of those policies previously required to be fundamental that are no longer required to be so classified or that are no longer necessary. The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. Clarifying and modernizing investment restrictions generally would allow the Fund to operate more efficiently within the limits of the 1940 Act. These revisions should give the Fund greater flexibility to take advantage of and react to changes in financial markets and new investment vehicles and the Board believes that the Adviser’s ability to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with a shareholder meeting.

If shareholders approve these investment policy changes at the Meeting, the Fund will amend or supplement its registration statement to reflect the elimination, modification and/or reclassification of its investment policies and restrictions. The Fund will notify shareholders of any future investment policy changes.

You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to the Fund or, should you wish to vote against any particular proposed change, you may so indicate on the proxy card.

Item 2a - Borrowing

Currently, the Fund may borrow no more than 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.

“Temporary purposes” is not defined under the 1940 Act. However, it is presumed that any loan repaid within 60 days and not extended is for temporary purposes. The Fund may need the ability to borrow temporarily for a number of reasons. Sometimes it borrows moneys to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and it is not a good time to sell portfolio securities to meet redemptions. Other times, the Fund must borrow money to pay redeeming shareholders, because the Fund has not yet received payment for securities it has sold.

The current borrowing policies do not specifically address certain types of transactions such as when issued and delayed delivery transactions that may be considered to be a form of borrowing and in which the Fund may wish to engage. In addition, there are other transactions such as reverse repurchase agreements that the Fund, at some time in the future, may wish to utilize. A reverse repurchase agreement is one in which the Fund agrees to sell a security it owns in its portfolio to a financial institution and to purchase that security back at an agreed upon price and time. By dong this, the Fund is able to acquire immediate cash for a short period of time with the knowledge that it can get the security back at a known price. Reverse repurchase agreements are important tools in managing the portfolio during periods of unexpected redemptions. Of course, the Fund will not engage in any of these transactions unless it was consistent with its investment objectives and strategies and fully disclosed in its prospectus or statement of additional information.

In addition, the Fund would benefit from the flexibility to borrow money not just for the limited time period covered by a temporary borrowing. The Fund does not intend to borrow for leverage purposes, which means the Fund will not borrow to make investments with the proceeds of the borrowing.

As stated, the Fund’s current borrowing policy is as follows:

The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into stock index futures.

Reasons for the change

The proposed amendment clarifies, modernizes and standardizes the restriction on borrowing. This change gives the Fund the flexibility to engage in certain securities transactions, such as reverse repurchase agreements, that might be construed as “borrowing” transactions, and permits the Fund to borrow money not in excess of 10% of the value of its assets for any purpose that does not involve leveraging. Changing this restriction will permit greater flexibility in managing the Fund’s portfolio and will allow the Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of the Fund’s assets.

Proposed Fundamental Borrowing Policy

The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Fund’s total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Fund’s total assets must be repaid before the Fund may make additional investments.

Non-fundamental investment policy on borrowing for leverage:

The Fund does not intend to borrow money for leveraging purposes.

Item 2b - Diversification

Under the 1940 Act, the Fund’s policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a “diversified” mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

The Fund’s present policy regarding diversification states:

The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Board is proposing to change the policy to make it consistent with the requirements of the 1940 Act.

Reasons for the change

In order to afford the Adviser maximum flexibility in managing the Fund’s assets, the Directors propose to amend the Fund’s diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policy complies with SEC’s general definition of diversification, and would specifically add securities of other investment companies to the list of issuers that are excluded from the 5% limitation to make this policy consistent with the proposed changes to the policy regarding purchasing shares of other investment companies (See Item 2c).

Proposed Diversification Policy

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Item 2c - Securities of Other Investment Companies

Currently, the Fund may not purchase securities issued by other investment companies, and if the Fund wished to purchase the securities of another investment company, it would have to obtain shareholders approval.

The Fund’s present policy states:

The Fund may not purchase securities of other investment companies.

The Board is recommending that this policy be changed to a non-fundamental policy permitting the Fund to invest in the securities of other investment companies under certain circumstances within stated limits.

Reasons for the change

Under the 1940 Act, open-end investment companies, such as the Fund, are permitted to purchase the shares of other investment companies, but limited to: (i) purchasing no more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing no more than 5% of the Fund’s total assets in the securities of a single other investment company; and (iii) investing no more than 10% of the Fund’s total assets in securities of all other investment companies. Although the Fund currently has no intention of purchasing shares of another investment company, the time may arise where it would be advantageous to do so and in the best interest of shareholders. In addition, under the current policy, the Fund could not acquire the shares of another investment company as part of a merger or consolidation.

There is no regulatory requirement that a policy regarding the acquisition of shares of another investment company be fundamental. Replacing the current policy with a non-fundamental policy would provide the Fund with much greater flexibility without the expense and delay associated with a shareholders’ meeting. The Board believes that having this flexibility and allowing the Fund the ability to invest in the securities of other investment companies to the greatest extend permitted by law is in the best interest of the Fund and its shareholders. To the extent a Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of those investment companies. The Adviser will take these expenses into account prior to deciding that such an investment is suitable for the Fund and its shareholders.

Non-Fundamental Policy Regarding Investing in Other Investment Companies

Should shareholders approve this proposal, the Fund intends to adopt the following non-fundamental policy:

The Fund may not purchase shares of other investment companies, except (i) to the extent permitted by the 1940 Act or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

Item 2d - Illiquid Securities

Currently, the Fund’s fundamental policies prohibit it from entering into repurchase agreements that mature in more than seven days when taken together with other illiquid investments exceed 10% of the Fund’s assets.

The Fund’s present policy states:

The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

The Board is proposing to make this policy non-fundamental.

Reasons for the change

At one time, state regulators required an investment company’s policy on acquiring illiquid securities to be fundamental. In 1996, Congress passed the National Securities Market Improvement Act of 1996 (“NISMIA”) which preempted state laws and regulations relating to investment companies. As a result, there is no longer any need to have a fundamental policy related to investing in illiquid securities.

Making the restriction on illiquid securities non-fundamental would give the Fund more flexibility in responding to changing regulatory requirements. As an example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Fund to be able to make the change without incurring the cost of a shareholders’ meeting.

In addition, the current regulatory position is that any limitation on a mutual fund’s acquisition of illiquid securities should be applied to the fund’s net assets. Accordingly, in making the Fund’s policy non-fundamental, the limitation will be applied to the Fund’s net assets.

Non-Fundamental Policy Regarding Illiquid Securities

Should shareholders approve changing the policy on acquiring illiquid securities to non fundamental, the Fund intends, at the present time, to continue to limit investments in repurchase agreements maturing in more than seven days and other illiquid securities to no more than 10% but the limitation will now clearly apply to the Fund’s net assets. The non-fundamental policy for the Fund, therefore, will read as follows:

The Fund will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Item 2c - Warrants

The Fund currently is subject to the following fundamental policy regarding warrants:

The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market) except that warrants attached to other securities are not subject to these limitations.

The Board is proposing to make this policy non-fundamental.

Reasons for the change

There is no requirement that the Fund have a fundamental policy regarding investments in warrants. At the time the policy was put into place, state laws required that it be fundamental. These laws have been preempted by NISMIA. The Fund, intends at this time to continue to operate under the policy as stated. Making the policy non-fundamental will, however, give the Fund maximum flexibility to modify the policy without incurring the expense of a shareholders’ meeting should market circumstance make such a change in the best interests of the Fund and its shareholders.

Item 2f - Investing to Exercise Control

The Fund’s current policy prohibits the acquisition of securities for the purpose of exercising control over another company. “Control” is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome when shareholders are asked to vote on changes relating to the operations of the issuing company.

The Board is proposing that this policy be eliminated.

Reasons for the change

When the Fund adopted this policy, it was required to be fundamental by certain state securities regulations. This requirement has been preempted by NISMIA, and there is currently no requirement that this policy be fundamental. The elimination of this policy would clarify the Fund’s ability to exercise freely its rights as a shareholder of the companies in which it invests. The Fund’s ability to have a controlling interest in any company, however, would still be limited by its diversification policy which permits the Fund’s assets to be invested in no more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. The Fund has no current intention of becoming involved in directing or administering the day-to-day operations of any company.

Item 2g - Unseasoned Issuers

Each Fund currently has a fundamental policy prohibiting it from investing more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operations.

The Board is proposing that this policy be eliminated.

Reasons for the change

This policy was imposed by state laws at the time the Fund was created. With the passage of NISMIA, these laws have been preempted, and there is no comparable requirement under the 1940 Act. Elimination of this policy will maximize the Fund’s investment flexibility, but is not intended to change the Fund’s current operating policies.

Item 2h - Investing in Issuers When Securities are Owned by Officers and Directors/Trustees

Currently, the Fund is prohibited from purchasing the securities of an issuer if, to the Fund’s knowledge, those officers and directors/trustees of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of that issuer, together own more than 5% of such securities.

The Board is proposing to eliminate this fundamental policy.

Reasons for the change

There is no legal requirement for the Fund to have this policy. It was imposed by state laws which have been preempted by NISMIA. Moreover, neither the Board nor the Adviser believe that this policy provides any safeguard against conflicts of interest that are not already effectively covered under separate codes of ethics adopted by the Fund and the Adviser.

Item 2i - Investing in Oil, Gas or other Mineral Development Programs or Leases

Management of the Fund has adopted a policy that it will not recommend that the fund purchase interests in oil, gas or other mineral type development programs or leases. The Fund may invest in securities of companies which operate, invest in or sponsor such programs.

The Board is proposing to eliminate this policy.

Reasons for the change

The Fund is not required to have a fundamental policy with respect to investments in oil, gas or mineral programs. This restriction was imposed by state laws and is now preempted by NISMIA. Eliminating the fundamental policy will provide the Fund with maximum flexibility in managing the portfolio. The Fund, however, does not expect at this time to invest in oil, gas or mineral exploration or development programs or leases.

Failure to Approve Proposal 2

If Proposal 2 is not approved by the Fund’s shareholders, the Fund’s current fundamental investment policies, as outlined above, will remain in effect.

THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES.
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PROPOSAL 3

TO APPROVE OR DISAPPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Current Agreement

The Adviser currently manages the Fund pursuant to an investment advisory agreement dated August 10, 1988 (the “Current Agreement”). The annual fee payable to the Adviser under the Current Agreement is equal to 0.75% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid the Adviser fees of $1,891,000, $1,999,000 and $2,502,000, respectively.

The Current Agreement requires the Adviser, in addition to managing the Fund’s assets, to provide, at its own expense, all administrative services necessary for managing the affairs of the Fund. These administrative services consist mainly in preparing and filing reports to the SEC, coordinating the annual audit of the Fund’s financial statements, calculating performance information and providing periodic certifications and documentation to the Fund’s Chief Compliance Officer.

Rather than providing these administrative services directly to the Fund, the Adviser (from its own resources) currently compensates State Street Bank and Trust Company (“State Street”) for providing bookkeeping, accounting and administrative services to the Fund. The annual fee (with respect to the Fund) payable to State Street amounts to $32,400 for providing bookkeeping and certain accounting services and $44,000 for providing administrative services, plus, in each case, out-of-pocket expenses.

Exhibit B to this Proxy Statement contains additional information concerning the Current Agreement and a list of the principal executive officer and the directors of the Adviser.

Proposed Agreement

As the regulatory environment for registered mutual funds has grown more complex (and more costly), the Adviser has expressed its desire for the Fund to engage an independent outside firm which specializes in expertly providing administrative services. In order to accurately reflect the services that the Adviser currently provides to the Fund, the Adviser has proposed amending and restating the Current Agreement to remove references to its providing administrative services, as well as to make other changes to conform the agreement to current mutual fund industry practices. The Adviser proposes that the Fund’s shareholders approve an amended and restated investment advisory agreement (the “Proposed Agreement”), substantially in the form presented in Exhibit C to this Proxy Statement.

Effect on Fund Fees and Expenses

Although the fees set forth in the Proposed Agreement are not proposed to increase from the fees specified in the Current Agreement, the effect of entering into the Proposed Agreement would be to potentially increase the Fund’s overall fees and expenses, depending on the level of Fund assets and out-of-pocket expenses. The following table demonstrates the possible effect that approving the Proposed Agreement might have on the Fund’s annual fees and expenses (based on the Fund’s total assets as of December 31, 2004). Following this information is a table that demonstrates the effect of an increase in the fees in terms of the cost of investing $10,000 in the Fund over various holding periods.

Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)

	Current Fees and Expenses	Pro Forma Fees and Expenses Resulting from Proposed Agreement
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1 Fees) *	0.25%	0.25%
Other Expenses	0.15%	0.16%
Total Annual Operating Expenses	1.15%	1.16%

*	Because these fees are paid of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Current Fees and Expenses	$117	$365	$633	$1,398
Pro Forma Fees and Expenses Resulting from Proposed Agreement	$118	$368	$638	$1,409

Basis for the Board’s Recommendation

In evaluating, approving and recommending to the Fund’s shareholders that they approve Proposal 3, the Board, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (the “Independent Directors”), at an in-person meeting held on June 16, 2005 (called for the purpose of considering the Proposed Agreement), requested and evaluated information provided by the Adviser that, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of the Proposed Agreement, and a possible increase in overall fees and expenses, would be in the best interest of the Fund and its shareholders. In recommending that shareholders approve Proposal 3, the Board, including all of the Independent Directors, considered various factors, including the following factors which they had considered at their March 2005 meeting, called for the purpose of considering renewal of the current agreement:

•
the rate of overall fees and expenses that would be paid by the Fund as compared to those of representative comparable funds managed by other investment advisers. The Board, including all of the Independent Directors, noted in particular that the expected overall fees and expenses that might result from the Proposed Agreement would be reasonable because they would be within the range of overall fees and expenses for representative comparable funds, as indicated in material prepared for the Board by the Adviser based on information contained in various publicly available documents. Specifically, the anticipated level of overall fees and expenses for the Fund were below the median of overall fees and expenses for comparable funds; and

•	the nature and quality of investment advisory services provided by the Adviser to the Fund, including its efforts to improve the Fund’s performance.

Other Changes

As noted above, the Proposed Agreement includes other modifications to conform the Fund’s investment advisory agreement to current mutual fund industry standards. The following is a summary of these modifications.

•
Trade Allocation (Section 2). New language at the end of Section 2 of the Proposed Agreement reflects the Adviser’s practice of aggregating the Fund’s orders for portfolio transactions with those of the Adviser’s other advisory clients in an effort to obtain a more favorable price and commission rate.

•
Elimination of State-Imposed Expense Limitations (Section 3). Prior to the enactment of NSMIA in 1996, states could require investment companies to limit their total annual expenses. Since NSMIA pre-empts state regulation of investment companies, as addressed in this Proxy Statement in the discussion of Proposal 2, a contractual clause reflecting state-imposed expense limitations is no longer necessary.

•	Duration and Termination of Agreement (Section 4). The Proposed Agreement sets forth the specific 1940 Act requirements concerning the Agreement’s approval and annual renewal.

•	Amendment of Agreement (Section 7). The Proposed Agreement provides that the Board may amend the Agreement’s non-material terms without obtaining shareholder approval.

•
Liability (Section 8). The Proposed Agreement clarifies that the Adviser is liable for Fund losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement; as well as from a breach of the Adviser’s fiduciary duty with respect to receipt of compensation under the Agreement.

•	Governing Law (new Section 9). The Proposed Agreement provides that the law of the state Maryland (the state in which the Fund is organized) shall govern the Agreement.

•	Notices (new Section 10). The Proposed Agreement specifies the manner in which notices under the Agreement are to be delivered.

•	Severability (new Section 11). The Proposed Agreement provides that, if any provision of the Agreement is invalidated by court decision or regulation, the other provisions continue in force.

Board Conclusions

In considering Proposal 3, the Board, including all of the Independent Directors, concluded that the Proposed Agreement should, over the long-term, enable the Adviser to continue to provide high-quality investment advisory services to the Fund at reasonable and competitive fee rates. The Board, including all of the Independent Directors, also concluded that the other changes in the Proposed Agreement would conform the Fund’s investment advisory agreement to current mutual fund industry standards.

Failure to Approve Proposal 3

If Proposal 3 is not approved by the Fund’s shareholders, the Current Agreement would remain in effect.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

__________________________________________________

OTHER MATTERS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in the Proxy Statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

The Investment Adviser. Value Line, Inc., 220 East 42nd Street, New York, NY 10017, is the investment adviser to the Fund and to the other Value Line Mutual Funds. The Investment Adviser manages the Fund’s investments, provides various administrative services and supervises the Fund’s daily business affairs, subject to the authority of the Board of Directors.

The Distributor. Value Line Securities, Inc., 220 East 42nd Street, New York, NY 10017, a subsidiary of the Adviser, acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares.

Ownership of Shares of the Fund

As of July __, 2005, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percent
of Shareholder	Beneficially Owned	of Class

Value Line, Inc.*
220 East 42nd Street
New York, NY 10017

*	Jean B. Buttner, Chairman and President of the Fund, is also Chairman, President and CEO of Value Line, Inc., the Fund’s investment adviser. Arnold Bernhard & Co., Inc., a holding company, owns approximately 86% of the outstanding shares of the common stock of Value Line, Inc. Jean B. Buttner owns all of the voting stock of Arnold Bernhard & Co, Inc.

As of July __, 2005, other than as noted above, none of the Directors and executive officers of the Fund owned beneficially or of record, as a group, more than 1% of the outstanding shares of the Fund.

NEXT MEETING OF SHAREHOLDERS

The Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940. The next meeting of the shareholders of the Fund will be held at such time as the Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors, to be included in the Fund’s proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

SOLICITATION OF PROXIES

The cost of solicitation, including the cost of printing, assembling and mailing the proxy material, will be borne by the Fund.

Exhibit A

[5% owners]

A-1

Exhibit B

Additional Information Concerning the Current Agreement

The Investment Company Act of 1940 requires that the Fund's Agreement be approved annually by both the Board of Directors (collectively “the Directors”) and a majority of the Directors who are not affiliated with the Adviser (the “Independent Directors”) voting separately. The Current Agreement was most recently approved by the Directors at a regular meeting held on March 10, 2005. The Directors determined that the terms of the Fund's investment advisory agreement (the “Agreement”) were fair and reasonable and that renewal of the contract was in the best interests of the Fund and its shareholders. In making such determinations, the Independent Directors relied upon the assistance of counsel to the Independent Directors. Throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the Interested Directors of the Fund and any officers of the Adviser.

Both in meetings specifically addressed to renewal of the Agreement and at other meetings during the course of the year, the Directors, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund’s shares, (v) the allocation of the Fund’s brokerage, and (vi) the record of compliance with the Fund’s investment policies and restrictions and with the Fund’s Code of Ethics, and the structure and responsibilities of the Adviser’s compliance department.

As part of the review of the Agreement, the Independent Directors requested and the Adviser provided additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of the fee under the Agreement. Among other items, this information included data or analyses of (1) management and other fees incurred by a peer group of funds, (2) expense ratios for the Fund and a peer group of funds, (3) the investment performance for the Fund and a peer group of funds, (4) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (5) investment management staffing, and (6) the potential for achieving further economies of scale.

The following summarizes matters considered by the Directors in connection with their renewal of the Agreement. However, the Directors did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Compliance and Investment Performance. The Directors determined that the Adviser had policies and systems reasonably designed to achieve compliance with the Fund’s investment objective and regulatory requirements. The Directors also reviewed the Fund's investment performance, as well as the Fund’s performance compared to both the performance of a peer group of funds and the results of an index. The Fund outperformed its peer group for the one-year, three-year, five-year and 10-year periods ended December 31, 2004, and the Directors concluded that the Fund’s overall performance supported the continuation of the Agreement.

The Adviser’s Personnel and Methods. The Directors reviewed the background of portfolio manager for the Fund and the Fund's investment objective and discipline. The Independent Directors also engaged in discussions with senior management of the Adviser responsible for investment operations. The Directors concluded that the Adviser has the quality and depth of personnel and the well-developed methods essential to performing its duties under the Agreement.

Nature and Quality of Other Services. The Directors considered the nature, quality, cost and extent of other services provided to shareholders of the Fund. The Directors also considered the nature and extent of the other services provided by the Adviser and its supervision of third party service providers. Based on these considerations, the Directors concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of the Fund well.

Management Fee and Expenses. The Directors considered the Adviser’s fee under the Agreement relative to the management fees charged by a peer group of funds selected by the Independent Directors for this purpose using data provided by an independent third party. The Fund’s management fee and total expenses for the most recent fiscal year were lower than the Fund’s expense group average, and the Directors concluded that Adviser’s fee was reasonable in light of the services and expertise provided to the Fund by the Adviser’s management team and the Adviser’s proprietary ranking system.

Profitability. The Directors considered the level of the Adviser’s profits with respect to the management of the Fund. This consideration included a review of the Adviser’s methodology in allocating certain of its costs to the management of each Fund. The Directors concluded that the Adviser’s profits from management of the Fund, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund in light of the business risks involved.

Economies of Scale. The Directors noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund.

Other Benefits to the Adviser. The Directors also considered the character and amount of fees paid by the Fund, other than under the Agreement, and by the Fund's shareholders for services provided by the Adviser and affiliates.

Conclusion. The Directors, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the management services of the Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Directors concluded that the Agreement with the Fund is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Additional Information Concerning the Adviser

Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, New York 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

The following sets forth the name of the Adviser’s principal executive officer and the Adviser’s directors as of June 16, 2005. The address of each of the following individuals is, c/o Value Line, Inc., 220 East 42nd Street, New York, New York 10017.

Name	Position With the Adviser	Other Employment
Jean Bernhard Buttner	Chairman of the Board, President and Chief Executive Officer	Chairman of the Board and Chief Executive Officer of Arnold Bernhard & Co., Inc. and Chairman of the Value Line Funds and the Distributor
Samuel Eisenstadt	Senior Vice President and Director	None
David T. Henigson	Vice President and Director	Vice President and a Director of Arnold Bernhard & Co., Inc. and the Distributor; Vice President, Secretary, Treasurer and Chief Compliance Officer of each of the Value Line Funds
Howard A. Brecher	Vice President, Secretary and Director	Vice President, Secretary, Treasurer and a Director of Arnold Bernhard & Co., Inc.
Stephen Anastasio	Chief Financial Officer	None
Mitchell E. Appel	Treasurer	None
Harold Bernard, Jr.	Director	Retired Administrative Law Judge
Herbert Pardes, MD	Director	President and CEO of New York-Presbyterian Hospital
Edward J. Shanahan	Director	President and Headmaster, Choate Rosemary Hall (boarding school)
Marianne B. Asher	Director	Private Investor
Edgar A. Buttner	Director	Postdoctoral Fellow, Harvard University

Exhibit C

VALUE LINE PREMIER GROWTH FUND, INC.

AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED AGREEMENT made as of the ____ day of 2005, between VALUE LINE PREMIER GROWTH FUND, INC., a Maryland corporation (formerly, The Value Line Special Situations Fund, Inc., hereinafter called “the Fund”), and VALUE LINE, INC., a New York corporation (hereinafter called “the Company”);

W I T N E S S E T H :

WHEREAS, the Fund desires to have the Company act as its investment adviser and provide it with investment research, advice, supervision and management;

WHEREAS, the Company is willing to undertake the same upon the terms and conditions set forth;

WHEREAS, the parties had entered into an investment advisory agreement dated as of August 10, 1988; and

WHEREAS, the parties mutually desire to amend and restate their original agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Duties. The Company shall provide the Fund with such investment research, data, advice and supervision as the latter may from time to time consider necessary for the proper management of its assets. The Company shall act as investment adviser of the Fund and, as such, shall furnish continuously an investment program and shall determine from time to time what securities or other investments shall be purchased or sold by the Fund, and what portion of the assets of the Fund shall be held uninvested, subject always to the provisions of the Fund’s Articles of Incorporation and By-Laws, to the Fund’s investment policies as in effect from time to time, and to oversight by the Fund’s Board of Directors (the “Board”). The Company shall take, on behalf of the Fund, all actions that it deems necessary to carry into effect the investment policies determined as provided above, and, to that end, the Company may designate a person or persons who are to be authorized by the Fund as the representative or representatives of the Fund, to give instructions to the custodian of the assets of the Fund as to deliveries of securities or other investments and payments of cash for the account of the Fund.

2. Allocation of Charges and Expenses; Brokerage. The Company shall furnish at its own expense all office space, equipment and personnel necessary for managing the assets of the Fund. The Company shall also provide persons satisfactory to the Board to act as officers and employees of the Fund and shall pay the salaries and wages of all officers and employees of the Fund who are also officers and employees of the Company or of an “affiliated person” (as defined in the 1940 Act) other than the Fund. All other costs and expenses not expressly assumed by the Company under this Agreement, or to be paid by any distributor of the shares of the Fund, shall be paid by the Fund, including: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Directors other than those affiliated with the Company; (v) legal and audit expenses; (vi) custodian and shareholder servicing agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the 1940 Act; (x) expenses of printing and mailing prospectuses, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; (xii) a pro rata share, based on relative net asset value of the fund and other investment companies for which the Company also acts as manager and investment adviser, of 50% of the fees or dues of the Investment Company Institute; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions; (xiv) Fund accounting, administrative and compliance expenses; (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and Directors with respect thereto; and (xvi) any other expense that the Fund, the Company or any other agent of the Fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Directors with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Directors of the Fund who are not “interested persons” as defined in the 1940 Act) as being an appropriate expense of the Fund.

The Company shall place purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers including, where permitted by law and the Fund’s policies and procedures, the Fund’s distributor or affiliates thereof or of the Company, which, in the judgment of the Company, are able to execute such orders as expeditiously as possible and at the best obtainable price.

Purchases and sales of securities that are not listed or traded on a securities exchange shall ordinarily be executed with primary market makers acting as principal except when it is determined that better prices and executions may otherwise be obtained, provided, that the Company may cause the Fund to pay a member of a securities exchange, broker or dealer an amount of commission for effecting a purchase or sale order for a portfolio transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if the Company determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, dealer, viewed in terms of that particular transaction or the Company’s overall responsibilities. As used herein, “brokerage and research services” shall have the same meaning as in Section 28(e)(3) of the Securities Exchange Act of 1934, as such Section may be amended from time to time, and any rules or regulations promulgated by the SEC. It is understood that, consistent with the Company’s fiduciary duty to the Fund, it is the intent of this Agreement to allow the Company the widest discretion permitted by law in determining the manner and means by which portfolio securities' transactions can be effected in the best interests of the Fund.

In executing portfolio transactions for the Fund, the Company may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other investment companies or its other clients if, in the Company’s reasonable judgment, such aggregation: (i) would result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements; and (ii) is not inconsistent with the policies set forth in the Fund’s prospectus and Statement of Additional Information. In such event, the Company will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

3. Compensation. For its services and for the facilities to be furnished as provided herein, the Fund shall pay to the Company an advisory fee payable monthly, computed at the annual rate of 3/4 of 1% of the Fund’s average net assets during the year pro rated for any portion of a year during which this Agreement is in effect. For this purpose, the value of the Fund’s net assets shall be determined in the same manner as for the purchase and redemption of Fund shares as described in the Fund’s current Prospectus.

4. Duration and Termination of Agreement. This Agreement shall become effective on the date set forth above, provided that it shall have been approved by a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval. This Agreement shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually: (i) by a vote of the majority of the Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by a vote of a majority of the Board or a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. This Agreement may be terminated on sixty days written notice by either party. This Agreement shall terminate automatically in the event of its “assignment” as defined in the 1940 Act.

5. Name of Fund.  The Company consents to the use by the Fund of the words “Value Line” in its name, so long, and only so long, as this Agreement (or any agreement with any organization that has succeeded to the business of the Company) or any extension, renewal or amendment thereof, remains in effect. The Fund agrees that, during any periods in which no such agreement is in effect, it will not use said name or any name indicating or suggesting that the Fund is advised by or otherwise connected with the Company during such periods.

6. Company May Act for Others. Nothing herein contained shall limit the freedom of the Company or any affiliated person of the Company to render investment supervisory or corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

7. Amendment of Agreement. No material term of this Agreement may be amended except pursuant to a direction given by the vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, except that the modification of any non-material terms of this Agreement may be approved by a vote of a majority of those Directors of the Fund who are not “interested persons” (as defined the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

8. Liability. The Company shall not be liable for any error of judgment, or mistake of law, or any loss suffered by the Fund, in connection with the matters to which this Agreement relates, except for losses resulting from: (a) the Company’s willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) reckless disregard by the Company of its obligations and duties hereunder; or (c) a breach of fiduciary duty with respect to receipt of compensation under this Agreement.

9. Governing Law. This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Investment Advisers Act of 1940, as amended.

10. Notices. Notices of any kind to be given to the Fund hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to 220 East 42nd Street, New York, New York 10017-5891, Attention: Jean B. Buttner, with a copy to Peter D. Lowenstein, Two Sound View Drive, Suite 100, Greenwich, Connecticut 06830, or at such other address or to such individual as shall be so specified by the Fund to the Company. Notices of any kind to be given to the Company hereunder by the Fund shall be in writing and shall be duly given if mailed or delivered to the Company at 220 East 42nd Street, New York, New York 10017, 5891, Attention: Jean B. Buttner, with a copy to Howard A. Brecher, or at such other address or to such individual as shall be so specified by the Company to the Fund. Notices shall be effective upon delivery.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

VALUE LINE PREMIER GROWTH FUND, INC.

By: ______________________
       Jean B. Buttner
       President

VALUE LINE, INC.

By: ______________________
       Jean B. Buttner
       Chief Executive Officer

THE VALUE LINE SPECIAL SITUTATIONS FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher, or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of The Value Line Special Situations Fund, Inc. at the offices of the Fund, 220 East 42nd Street, 6th Floor, New York, New York on September __, 2005 at 10:00 a.m. and at any and all adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ITEMS ON THE REVERSE. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

VA0022

☒	Please mark	VA002
votes as in
this example.

			FOR	AGAINST	ABSTAIN
THE VALUE LINE SPECIAL SITUATIONS FUND, INC.	1.	Proposal to reclassify the Fund's goal and principal investment strategy, as well as changes to the principal investment strategy.	☐	☐	☐

	2.	Proposal to change certain fundamental investment policies.	☐	☐	☐

	3.	Proposal to approve an amended and restated investment advisory agreement.	☐	☐	☐

	4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

VA0021